                                                                     Exhibit d.3


   TEMPORARY CERTIFICATE - Exchangeable for Definitive Engraved Certificate
                            When Ready for Delivery.


                          PIMCO CORPORATE INCOME FUND

           NUMBER                                                                                   SHARES
                                           THIS CERTIFICATE IS TRANSFERABLE IN
     COMMON SHARE(S) OF             THE CITY OF WILMINGTON, DELAWARE OR NEW YORK, NEW YORK           CUSIP
     BENEFICIAL INTEREST                                                                         SEE REVERSE FOR CERTAIN DEFINITIONS
$0.00001 PAR VALUE PER SHARE


THIS CERTIFIES THAT






is the owner of

     FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

PIMCO CORPORATE INCOME FUND, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of October 17, 2001, establishing the Fund, and all amendments thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and the Fund's Bylaws, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The common shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund, properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS  the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.

     DATED:

[SEAL]

                        /s/ Brian S. Shlissel           /s/ Stephen J. Treadway

                               TREASURER.                       PRESIDENT.


COUNTERSIGNED AND REGISTERED:
                    PFPC Inc.
                    (Wilmington, DE)                        TRANSFER AGENT
                                                            AND REGISTRAR,
BY

                                                         AUTHORIZED SIGNATURE

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               AMERICAN BANK NOTE COMPANY                    PRODUCTION COORDINATOR: BELINDA BECK: 215-764-8619
              55TH STREET AT SANSOM STREET                               PROOF OF OCTOBER 31, 2001
                 PHILADELPHIA, PA 19139                                      PIMCO CORPORATE L.P.
                     (215) 764-8600                                               H 71637 fc
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SALES: D. BURNS: 617-786-7600/R. JOHNS: 212-269-0339 X-13          OPERATOR:                          JW
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          HOME 23 / NEW JOBS / P / PIMCO 71637                                      NEW
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     The Fund will furnish a copy of the Agreement and Declaration of Trust and Bylaws to the holder of this certificate without charge upon written request.

EXPLANATION OF ABBREVIATIONS

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

Abbreviation        Equivalent                              Abbreviation             Equivalent
------------        ----------                              ------------             ----------
JT TEN              As joint tenants, with right of         TEN IN COM               As tenants in common
                    survivorship and not as tenants         TEN BY ENT               As tenants by the entireties
                    in common                               UNIF TRANSFERS MIN ACT   Uniform Transfers to Minors Act

Abbreviation        Equivalent                              Abbreviation             Equivalent
------------        ----------                              ------------             ----------
ADM                 Administrator(s)                        FDN                      Foundation
                    Administratrix                          PL                       Public Law
AGMT                Agreement                               TR                       (As) trustee(s), for, of
CUST                Custodian for                           UA                       Under Agreement
EST                 Estate, Of estate of                    UW                       Under will of, Or will, of
EX                  Executors(s), Executrix                                          Under last will & Testament
FBO                 For the benefit of

                              Additional abbreviations may also be used though not in the above list.

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                                                           TRANSFER FORM

     FOR VALUE RECEIVED, _____________________________________________________________________ hereby sell, assign and transfer unto
                                                          (I/We)

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                        Please print or typewrite name and address (including postal zip code of assignee)
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

_______________________________________________________________________________________________ Common Shares of Beneficial Interest
represented by this Certificate and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________________________________ Attorney,
to transfer said shares on the books of the Fund with full power of substitution in the premises.

Dated:                                                         _____________________________________________________________________

SIGNATURE GUARANTEED BY                                        Signature(s) ________________________________________________________
                                                               (The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more
___________________________________________________________    than one owner, all must sign).
(Signature must be guaranteed by a commercial bank or trust
company or member firm of any national stock exchange.)

                               IMPORTANT NOTICE:

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.
     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.



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                 AMERICAN BANK NOTE COMPANY                              PRODUCTION COORDINATOR: BELINDA BECK: 215-764-8619
                55TH STREET AT SANSOM STREET                                         PROOF OF OCTOBER 31, 2001
                   PHILADELPHIA, PA 19139                                               PIMCO CORPORATE L.P.
                       (215) 764-8600                                                        H 71637 bk
---------------------------------------------------------------- ---------------------------------------------------------------
  SALES: D. BURNS: 617-786-7600/R. JOHNS: 212-269-0339  X-13                  OPERATOR:                          JW
---------------------------------------------------------------- ---------------------------------------------------------------
            HOME 23 / NEW JOBS/ P / PIMCO 71637                                                  NEW
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